UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2017

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 627-5400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 7, 2017, Spectra Energy Partners, LP (the “Partnership”) completed the public offering of $400 million aggregate principal amount of the Partnership’s floating rate senior notes due 2020 (the “Notes”) at a price to the public of 100% of the face amount of the Notes.

The terms of the Notes are governed by the Indenture, dated as of June 9, 2011 (the “Base Indenture”), by and between the Partnership and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of June 30, 2014 (the “Third Supplemental Indenture”), between the Partnership and the Trustee, and the Sixth Supplemental Indenture, dated as of June 7, 2017 (the “Sixth Supplemental Indenture”), between the Partnership and the Trustee, setting forth the specific terms applicable to the Notes. The Base Indenture, as amended and supplemented by the Third Supplemental Indenture and the Sixth Supplemental Indenture, is referred to herein as the “Indenture.” The Notes will bear interest at a rate of the three-month LIBOR (as defined in the Indenture) plus 0.70% per annum (70 basis points) for the applicable interest period. Interest on the Notes will accrue from June 7, 2017 and will be payable quarterly in arrears on March 5, June 5, September 5 and December 5 of each year, commencing on September 5, 2017.

The interest rate applicable to each interest period commencing on the related interest reset date, or the original issue date in the case of the initial interest period, will be the rate determined as of the applicable interest determination date. The “interest determination date” will be the second London business day immediately preceding the original issue date, in the case of the initial interest period, or thereafter, the second London business day immediately preceding such interest reset date. The Notes will mature on June 5, 2020, at par.

The Notes are not redeemable prior to maturity.

The Notes rank equally in right of payment with all of the Partnership’s existing and future senior indebtedness, effectively junior in right of payment to the Partnership’s existing and future secured indebtedness to the extent of the value of the collateral securing that indebtedness and effectively junior to all existing and future indebtedness and other obligations of the Partnership’s subsidiaries and senior to any subordinated debt that the Partnership may incur.

The Indenture contains covenants that will limit the ability of the Partnership and any of its Principal Subsidiaries (as defined in the Indenture) to create liens on their principal properties and engage in sale and leaseback transactions, and limit the ability of the Partnership to merge or consolidate with another entity or sell, lease or transfer substantially all of its assets to another entity.

The Indenture also contains customary events of default, including (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes at maturity, upon redemption or otherwise; (iii) failure by the Partnership for 60 days after notice to comply with any of its other agreements in the Indenture and (iv) certain events of bankruptcy or insolvency with respect to the Partnership. If an event of default occurs and is continuing with respect to any series of Notes, the trustee or the holders of not less than 25% in principal amount of such series of Notes outstanding may declare such Notes to be due and payable. Upon such a declaration, such principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Partnership occurs and is continuing, the principal amount of such Notes outstanding will become immediately due and payable without any declaration or other act on the part of the trustee or any holders of such Notes.

Other material terms of the Notes and the Indenture are described in the prospectus supplement dated June 2, 2017, as filed by the Partnership with the Securities and Exchange Commission on June 6, 2017. The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture, and the Sixth Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

4.1*

Indenture, dated June 9, 2011, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on June 9, 2011 (File No. 001-33556)).

4.2*

Third Supplemental Indenture, dated as of June 30, 2014, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the SEC on August 7, 2014 (File No. 001-33556)).

4.3	Sixth Supplemental Indenture, dated as of June 7, 2017, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.4	Form of Floating Rate Senior Notes due 2020 (included in Exhibit 4.3).

* Exhibit incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

	By:	Spectra Energy Partners (DE) GP, LP, its general partner

	By:	Spectra Energy Partners GP, LLC, its general partner

June 7, 2017	By:	/s/ Valorie Wanner
Valorie Wanner
Corporate Secretary

EXHIBIT INDEX

4.1*

Indenture, dated June 9, 2011, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on June 9, 2011 (File No. 001-33556)).

4.2*

Third Supplemental Indenture, dated as of June 30, 2014, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the SEC on August 7, 2014 (File No. 001-33556)).

4.3	Sixth Supplemental Indenture, dated as of June 7, 2017, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.4	Form of Floating Rate Senior Notes due 2020 (included in Exhibit 4.3).

* Exhibit incorporated by reference.